  Exhibit 10.1

CONSENT TO ACTION BY SHAREHOLDER
OF
AMERICAN RESOURCES CORPORATION
WITHOUT A MEETING

WHEREAS, Mark C. Jensen (“Shareholder”), is a shareholder of American Resources Corporation, a Florida corporation (the “Company”), who owns 154,169 shares of Company Series A Preferred Stock with 33 and 1/3 votes per share (the “Preferred Stock”), and 4,625,080 shares of Class A Common Stock with one vote per share (the “Common Stock”) deems it appropriate to vote all of his shares of the Preferred Stock and Common Stock in favor of amending the articles of incorporation of the Company, and that such shareholder action shall occur pursuant to a written consent without a meeting in accordance with Fla. Stat. § 607.0704(1) (2016).

NOW THEREFORE, pursuant to Section 607.0704(1) of the Florida Business Corporation Act, Shareholder hereby exercises his rights as a shareholder of the Company and consents to take this action without a meeting, waives notice of a meeting to take the corporate action set forth herein and votes all of his shares of Company Preferred Stock in favor of the amendment of the Company’s Articles of Incorporation to eliminate the Series B Preferred Stock and create a newly-designated Series C Preferred Stock, among other actions as found within the amended Articles of Incorporation; and for the filing of such Articles of Amendment with the Florida Department of State, Division of Corporations.

This Consent to Action by Shareholder Without A Meeting is hereby executed and delivered to the Company at its principal address at 9002 Technology Lane, Fishers, Indiana 46038, and is dated and effective this 8th day of November, 2018.

/s/ Mark C. Jensen
Mark C. Jensen, Shareholder

Company Receipt Acknowledged:

/s/ Thomas M. Sauve	Date:	11/08/2018
Thomas M. Sauve, Director

CONSENT TO ACTION BY SHAREHOLDER
OF
AMERICAN RESOURCES CORPORATION
WITHOUT A MEETING

WHEREAS, Thomas M. Sauve (“Shareholder”), is a shareholder of American Resources Corporation, a Florida corporation (the “Company”), who owns 130,080 shares of Company Series A Preferred Stock with 33 and 1/3 votes per share (the “Preferred Stock”), and 3,902,410 shares of Class A Common Stock with one vote per share (the “Common Stock”) deems it appropriate to vote all of his shares of the Preferred Stock and Common Stock in favor of amending the articles of incorporation of the Company, and that such shareholder action shall occur pursuant to a written consent without a meeting in accordance with Fla. Stat. § 607.0704(1) (2016).

NOW THEREFORE, pursuant to Section 607.0704(1) of the Florida Business Corporation Act, Shareholder hereby exercises his rights as a shareholder of the Company and consents to take this action without a meeting, waives notice of a meeting to take the corporate action set forth herein and votes all of his shares of Company Preferred Stock in favor of the amendment of the Company’s Articles of Incorporation to eliminate the Series B Preferred Stock and create a newly-designated Series C Preferred Stock, among other actions as found within the amended Articles of Incorporation; and for the filing of such Articles of Amendment with the Florida Department of State, Division of Corporations.

This Consent to Action by Shareholder Without A Meeting is hereby executed and delivered to the Company at its principal address at 9002 Technology Lane, Fishers, Indiana 46038, and is dated and effective this 8th day of November, 2018.

/s/ Thomas M. Sauve
Thomas M. Sauve, Shareholder

Company Receipt Acknowledged:

/s/ Mark C. Jensen	Date:	11/08/2018
Mark C. Jensen, Director

CONSENT TO ACTION BY SHAREHOLDER
OF
AMERICAN RESOURCES CORPORATION
WITHOUT A MEETING

WHEREAS, Kirk P. Taylor (“Shareholder”), is a shareholder of American Resources Corporation, a Florida corporation (the “Company”), who owns 48,612 shares of Company Series A Preferred Stock with 33 and 1/3 votes per share (the “Preferred Stock”), and 1,458,343 shares of Class A Common Stock with one vote per share (the “Common Stock”) deems it appropriate to vote all of his shares of the Preferred Stock and Common Stock in favor of amending the articles of incorporation of the Company, and that such shareholder action shall occur pursuant to a written consent without a meeting in accordance with Fla. Stat. § 607.0704(1) (2016).

NOW THEREFORE, pursuant to Section 607.0704(1) of the Florida Business Corporation Act, Shareholder hereby exercises his rights as a shareholder of the Company and consents to take this action without a meeting, waives notice of a meeting to take the corporate action set forth herein and votes all of his shares of Company Preferred Stock in favor of the amendment of the Company’s Articles of Incorporation to eliminate the Series B Preferred Stock and create a newly-designated Series C Preferred Stock, among other actions as found within the amended Articles of Incorporation; and for the filing of such Articles of Amendment with the Florida Department of State, Division of Corporations.

This Consent to Action by Shareholder Without A Meeting is hereby executed and delivered to the Company at its principal address at 9002 Technology Lane, Fishers, Indiana 46038, and is dated and effective this 8th day of November, 2018.

/s/ Kirk P. Taylor
Kirk P. Taylor, Shareholder

Company Receipt Acknowledged:

/s/ Mark C. Jensen	Date:	11/08/2018
Mark C. Jensen, Director